Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Geoff Tate, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Transition Report of Rambus Inc. on Form 10-Q for the transition period beginning on October 1, 2002 and ending on December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Transition Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Rambus Inc.

Date:	April 30, 2003	By:	/s/ Geoff Tate
		Name:	Geoff Tate
		Title:	Chief Executive Officer

I, Robert K. Eulau, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Transition Report of Rambus Inc. on Form 10-Q for the transition period beginning on October 1, 2002 and ending on December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Transition Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Rambus Inc.

Date:	April 30, 2003	By:	/s/ Robert K. Eulau
		Name:	Robert K. Eulau
		Title:	Chief Financial Officer